EXHIBIT 10.3


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                                             Calpine Corporation
Notice of Grant of Restricted Stock and           ID: 77-0212977
Restricted Stock Agreement                   50 West San Fernando Street
                                             Suite 550
                                             San Jose, California 95113
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Name of Grant Recipient
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Address
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Date of Grant
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Plan from which Award Is Made            1996 Stock Incentive Plan -
                                         Stock Issuance Program
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Number of Shares Granted
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Grant Expiration Date
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Vesting Schedule:

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     Percent Vested        Vesting Event
-------------------------- ------------------------------------------------

-------------------------- ------------------------------------------------


By your signature and the Company's signature below, you and the Company agree that these shares of restricted stock are granted under and governed by the terms and conditions of the Plan specified above and the Restricted Stock Agreement attached to this document.



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Calpine Corporation                          Date



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Recipient                                    Date

                               CALPINE CORPORATION
                            1996 STOCK INCENTIVE PLAN

                       FORM OF RESTRICTED STOCK AGREEMENT

                                    RECITALS

          A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Participant has rendered and is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of restricted stock to the Participant.

          C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. Grant of Restricted Stock

          The Corporation hereby grants to the Participant, as of the Grant Date, the number of shares of Common Stock specified in the Grant Notice, subject to the restrictions stated in the Grant Notice. The Purchase Price of the restricted stock shall be the Fair Market Value per share of Common Stock on the date of grant and is payable in past services, unless otherwise specified in the Grant Notice.

          2. Stockholder Rights

          The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under this Agreement, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any dividend payable with respect to unvested Common Stock shall be paid to the Participant no later than 2 1/2 months after the end of the calendar year in which the record date for the dividend occurs.

          3. Additional Property

          Any new, substituted, or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant receives with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, or similar event shall be issued subject to the same vesting requirements and other restrictions that are applicable to the Participant's unvested shares of Common Stock under this Agreement.

          4. Vesting and Forfeiture

          (a) The shares of Common Stock granted under this Agreement shall vest in one or more installments when the conditions specified in the Grant Notice are satisfied, unless the shares are previously forfeited as provided below.

          (b) If the Participant's Service terminates for any reason other than death, Permanent Disability, or Retirement, the Participant shall forfeit any shares that have not vested when the Participant's Service terminates, except as provided in the Grant Notice.

          (c) If the Participant's Service terminates as a result of the Participant's death, the shares of Common Stock granted under this Agreement that have not vested when the Participant dies shall remain outstanding until the earlier of (i) the expiration of the twelve (12)- month period measured from the date of the Participant's death or (ii) the date on which the grant expires.

          (d) If the Participant's Service terminates as a result of the Participant's Permanent Disability, the shares of Common Stock granted under this Agreement that have not vested when the Participant becomes Permanently Disabled shall remain outstanding until the earlier of (i) the expiration of the twelve (12)- month period measured from the date the Participant becomes Permanently Disabled or (ii) the date on which the grant expires.

          (e) If the Participant's Service terminates as a result of the Participant's Retirement, the shares of Common Stock granted under this Agreement that have not vested when the Participant Retires shall remain outstanding until the date the grant expires.

          (f) The Participant shall immediately surrender any forfeited shares to the Corporation for cancellation, and shall have no further stockholder rights with respect to those shares. To the extent the Participant paid cash or cash equivalent for the shares when they were awarded, the Corporation shall return to the Participant the consideration paid for the surrendered shares (or, if less, the fair market value of the shares on the date when they are surrendered).

          5. No Transfer or Assignment

          While the shares of Common Stock granted under this Agreement remain unvested, the shares shall be neither transferable nor assignable by the Participant. Calpine shall not be required to transfer on its books any of the shares of Common Stock that the Participant has attempted to sell or transfer in violation of any of the provisions set forth in this Agreement, or to treat as the owner of such shares of Common Stock any person or entity to whom the Participant has attempted to sell or transfer the shares.

          6. Escrow or Restrictive Legends

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests, or may be issued directly to the Participant with the following restrictive legend:

     "These shares of Common Stock have been issued or transferred subject to a Restricted Stock Agreement between Calpine and the registered owner of such shares, and are subject to substantial restrictions, including (but not limited to) a prohibition against transfer, either voluntary or involuntary, and a provision requiring the transfer of these shares to Calpine without any payment in the event of the registered owner's termination of service, all as more particularly set forth in the aforementioned Restricted Stock Agreement, a copy of which is on file with Calpine and its transfer agent."

          When the shares of Common Stock granted under this Agreement vest, the Participant may tender to Calpine the certificates containing the legend described above and receive new certificates not containing this legend.

          7. Withholding

          As a condition to the delivery of a certificate for shares of Common Stock subject to this Agreement that bear no legend (or, if the Participant makes the election permitted by Section 83(b) of the Internal Revenue Code, as a condition to the initial delivery of a certificate for shares of Common Stock bearing such legend), Calpine may, by notice to the Participant, require that Calpine be paid the amount of any federal, state, or local taxes required by law to be withheld.

          8. Corporate Transaction

          All of the shares of Common Stock granted under this Agreement shall immediately vest in full in the event of any Corporate Transaction, except to the extent the Corporation's rights and obligations under this Agreement are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction. The Corporation may assign its rights under this Agreement to a successor corporation (or the parent thereof) without the consent of the Participant.

          9. Notices

          Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated in the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          10. Construction

          This Agreement and the restricted stock award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this award.

          11. Governing Law

          The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          12. Excess Shares

          If the shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this award shall be void with respect to those
excess  shares,  unless  stockholder  approval  of  an  amendment   sufficiently
increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          13. Amendment

          Calpine may revoke this Agreement at any time with respect to unvested shares of Common Stock if Calpine determines that the Agreement is contrary to law; and, in that event, Calpine may give notice to the Participant that the unvested shares of Common Stock subject to the Agreement are to be delivered to Calpine as though the Participant's Service with Calpine had terminated on the date of the notice. Calpine may also modify this Agreement to the extent necessary to bring the Agreement and the issuance or transfer of the shares of Common Stock into compliance with any applicable law or regulation now or hereafter promulgated by any governmental agency, including, but not limited to, the provisions in Section 409A of the Internal Revenue Code governing deferred compensation. By entering into this Agreement and accepting the issuance or transfer of shares of Common Stock under this Agreement, the Participant agrees that, upon request in writing by Calpine, the Participant will tender any certificates for shares of Common Stock subject to this Agreement for amendment of the legend or for change in the number of shares of Common Stock issued or transferred as Calpine deems necessary in light of the amendment to this Agreement. Except as otherwise provided in the first two sentences of this
Section 13 or in the Plan, the Plan Administrator shall obtain the Participant's consent before it amends this Agreement in a manner that significantly reduces the Participant's rights or benefits under this Agreement.

          14. Waiver

          The waiver by Calpine or the Plan Administrator of any vesting condition or other provision of this Agreement at any time or for any purpose shall not operate as, or be construed to be, a waiver of the same or any other provision of this Agreement at any subsequent time or for any other purpose.

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

     A. Agreement shall mean this Restricted Stock Agreement.

     B. Board shall mean the Corporation's Board of Directors.

     C. Common Stock shall mean the Corporation's common stock.

     D.   Corporate   Transaction   shall   mean   either   of   the   following
stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     E. Corporation shall mean Calpine Corporation, a Delaware corporation.

     F. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     G. Grant Date shall mean the date of grant of the restricted stock as specified in the Grant Notice.

     H. Grant Notice shall mean the Notice of Grant of Restricted Stock accompanying the Agreement, pursuant to which the Participant has been informed of the basic terms of the restricted stock award evidenced hereby. The Grant Notice shall be part of the Agreement, and shall be subject to all of the terms and conditions stated in the Agreement and in the Plan.

     I. Participant shall mean the person to whom the restricted stock award is granted as specified in the Grant Notice.

     J. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     K. Permanent Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     L. Plan shall mean the Corporation's 1996 Stock Incentive Plan.

     M. Plan Administrator shall mean either the Board or a committee of the Board acting in its administrative capacity under the Plan.

     N. Retirement shall mean voluntary termination of Service by the Participant after meeting either of the following criteria: (i) attainment of age 60 and completion of 10 years of Service, or (ii) attainment of age 55 and completion of a number of years of Service that, when added to current age, equals at least 70.

     O. Service shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors, or a consultant or independent advisor.

     P. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                             SECTION 83(b) ELECTION

1. Nature of Election. The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986 and Treasury Regulation ss. 1.83-2, to include the value of the restricted property described below in gross income in the year of transfer.

2. Identity of Taxpayer.

   Name:
   Address:


   Taxpayer Identification Number:

3.   Description   of   Property.   This   election  is  made  with  respect  to
_______________ shares of the common stock of Calpine Corporation.

4. Date of Award. The property covered by this election was transferred to the taxpayer on March 8, 2005.

5. Taxable Year of Election. This election relates to calendar year 2005.

6. Nature of Restrictions. The property covered by this election is subject to the following restrictions:

   If the taxpayer's service with Calpine Corporation terminates before the vesting conditions specified in the award agreement have been satisfied, Calpine Corporation has the right to repurchase the shares at a price per share equal to the lower of (1) the purchase price per share paid by the taxpayer, or (2) the fair market value of the shares on the repurchase date.

7. Fair Market Value of Property. The fair market value of the property on the date when it was transferred to the taxpayer was $3.32 per share. This fair market value is determined without regard to any restrictions other than restrictions that, by their terms, will never lapse.

8. Amount Paid for Property. The taxpayer paid $______________ per share for the property covered by this election.

9. Statement to Employer. The taxpayer received the property covered by this election in connection with services that the taxpayer has performed or will perform for Calpine Corporation. The taxpayer has furnished a copy of this statement to Calpine Corporation.

Date:___________________________            Signature:__________________________

File the original of this statement with the Internal Revenue Service office where you file your tax return not later than 30 days after the date on which you received a restricted stock award, and provide a copy of the statement to Calpine. Attach a copy of this statement to your tax return for the year in which you received the restricted stock award.